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                                    EXHIBITS

                                                                    Exhibit 23.1



                         INDEPENDENT AUDITORS' CONSENT
The Board of Directors
Bowater Incorporated:


We consent to the use of our report dated February 16, 2001, on the consolidated financial statements of Bowater Incorporated (the "Company") for the three-year period ended December 31, 2000, incorporated herein by reference, which report appears in the December 31, 2000 annual report on Form 10-K of the Company.

/s/ KPMG LLP


Greenville, South Carolina
May 16, 2001